Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aldila, Inc. on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Aldila, Inc. hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Aldila, Inc.

/s/ Peter R. Mathewson

Peter R. Mathewson

Chief Executive Officer

Date: August 9, 2007

/s/ Robert J. Cierzan

Robert J. Cierzan

Chief Financial Officer

Date: August 9, 2007

A signed original of this written statement required by Section 906 has been provided to Aldila, Inc. and will be retained by Aldila, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.